                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            NORTHWAY FINANCIAL, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

        New Hampshire                                   04-3368579
----------------------------------------    ----------------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.

9 Main Street, Berlin, New Hampshire                       03570
----------------------------------------    ----------------------------------
(Address of principal executive offices)                (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box. [ ]                                   box [X]

Securities Act registration statement file number to which this form relates:
333-33033

Securities to be registered pursuant to Section 12(b) of the Act:

                                             Name of each exchange on
Title of Class to be so registered      which each class is to be registered
----------------------------------      ------------------------------------

Not Applicable                          Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $1.00 per share
                    ---------------------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.    Description of Registrant's Securities to be Registered
           -------------------------------------------------------

          A description of the Common Stock of NORTHWAY FINANCIAL, INC. (the "Registrant") is set forth in the information provided under the heading "Description of Northway Capital Stock" in the Prospectus forming part of the Registrant's Registration Statement on Form S-4 (File No. 333-33033), filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on August 7, 1997 (the "Registration Statement"), which information is incorporated by reference herein.

Item 2.   Exhibits
          --------

          (1) Amended and Restated Articles of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 of the Registration Statement).

          (2) Form of By-laws of the Registrant (incorporated herein by reference to Exhibit 3.2 of the Registration Statement).

          (3)  Specimen certificate representing shares of Registrant's
               Common Stock (incorporated herein by reference to Exhibit 4.1 of the Registration Statement).

                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        NORTHWAY FINANCIAL, INC.


                                        By: ----------------------------------
                                            William J. Woodward
                                            President

September 24, 1997